UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 17, 2023
_____________________
KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877- 710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange
Warrants to purchase common stock	KORE.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2023, Tomer Yosef-Or resigned from the Board of Directors of the Company (the “Board”) and all committees of the Board. Mr. Yosef-Or did not decide to resign as a result of any disagreement with the Company on any matter relating to the operations, internal controls, policies, or practices of the Company.

Upon Mr. Yosef-Or’s resignation and pursuant to that certain Investor Rights Agreement, dated as of September 30, 2021 (the “Investor Rights Agreement”), by and among the Company, Cerberus Telecom Acquisition Holdings, LLC (the “Sponsor”), the ABRY Entities (as defined therein), and certain other parties thereto, the Board appointed Jay M. Grossman as a Director of the Company effective August 17, 2023, to serve until the Annual Meeting of Stockholders of the Company in 2024.

Mr. Grossman is the Chair of ABRY Partners, LLC (“ABRY”), a private equity fund, which he joined in 1996. Prior to joining ABRY, Mr. Grossman was Managing Director and co-head of the Media and Entertainment Group at Prudential Securities, Inc., and a member of the corporate finance department of Kidder, Peabody & Company. Mr. Grossman is currently a director of Nexstar Media Group, Inc. (“Nexstar”), where he has served since 1997, and was its Vice President and Assistant Secretary from 1997 until March 2002. He has been Chair of Nexstar’s Compensation Committee since September 2022. Mr. Grossman also serves as a director (or the equivalent) of several private companies including Hometown Cable, Grande Communications Networks and RCN Telecom Services. Previously, Mr. Grossman served on the board of directors of a wide variety of companies including Atlantic Broadband, Q9 Networks, Sidera Networks, WideOpenWest Holdings, Consolidated Theaters, Country Road Communications, Monitronics International, Caprock Communications, Cyrus One Networks, Executive Health Resources and Hosted Solutions. Mr. Grossman received an MBA from Harvard Business School and is an honors graduate of Dickinson College. Mr. Grossman’s qualifications to serve as a member of the Board include his long-term experience as a public company director with Nexstar and his service on the boards of various private companies in diverse industries.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: August 22, 2023	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary